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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 20, 2005

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                 0-556                                 68-0365195
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        (Commission File Number)           (IRS Employer Identification No.)

   200 Vernon Street, Roseville, California                95678
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8   OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

         On October 20, 2005, SureWest Communications issued a press release regarding resolution of a claim it filed in January, 2003, in the MCI bankruptcy proceeding. SureWest will receive a distribution of cash and stock, with a combined estimated value of approximately $1.4 million which will be recognized in the fourth quarter of 2005. A copy of the Company's press release is attached as Exhibit 99.1.

SECTION 9   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits

        Exhibit 99.1  Press Release dated October 20, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SUREWEST COMMUNICATIONS

Date: October 20, 2005                             By: /s/ Philip A. Grybas
                                                       -------------------------
                                                       Senior Vice President and
                                                       Chief Financial Officer